                                                                    Exhibit 99.1
                        UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS



IN RE:  Aerovox, Inc.                    CASE NO.:  01-14680jnf

                                         JUDGE:  Joan N. Feeney



DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING
December 01, 2001 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing October 28, 2001 and ending December 01, 2001 as shown by the report and exhibits consisting of 12 pages and containing the following, as indicated:

Pages
-----
1 - 5   Monthly Reporting Questionnaire (Attachment 1)

6 - 7   Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  8     Summary of Accounts Receivable (Form OPR-3)

9-10    Schedule of Post-petition Liabilities (Form OPR-4)

 11     Income Statement (Form OPR-5)

 12     Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  December 19, 2001
       -----------------

                           DEBTOR(S)-IN-POSSESSION

                                   By: _____________________________
                                                (Signature)
                                   ________________________________
                                                (Signature)

                                   Name & Title:  F. Randal Hunt
                                                  --------------
                                                  CFO & Sr. Vice President
                                                  -------------------------
                                   Address:       167 John Vertente Blvd.
                                                  -------------------------
                                                  New Bedford, MA  02745
                                                  -------------------------
                                   Telephone:     (508) 910-3200
                                                  -------------------------

                                                                    ATTACHMENT 1
                                                                          Page 1

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: November, 2001


1.    Payroll:  State the amount of all executive wages paid and taxes withheld
      --------
                and paid.

       Name and Title of Executive
                                                                   Wages Paid         Taxes Withheld
                                                               Gross        Net        Due      Paid
                                                               -----        ---        ---      ----
       Robert D. Elliott       CEO & President                 38,462       23,740       0      14,357
       F. Randal Hunt          CFO & Sr. Vice President        14,904        9,825       0       3,968
       Martin Hudis            Sr. VP Technology               19,231       13,501       0       5,248

     TOTALS                                                    72,596       47,066       0      23,573

     * Fiscal November is a 5-week period.

                                                                    ATTACHMENT 1
                                                                          Page 2

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: November, 2001


2.  Insurance:  Is workers' compensation and other insurance in effect? Yes
    ----------
                Are payments current?  Yes
                If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.

           Type              Carrier Name       Coverage           Expiration          Date
                                            Amount    Policy #    Date            Premium Coverage
                                            ------    -------     ----            ----------------
     Homeowners              NONE
     Rental Property         NONE
     Liability               See Attached
     Vehicle
     Workers Compensation    See Attached

                                                                  ATTACHMENT 1
                                                                      Page 3

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: November, 2001


     3. Bank Accounts
        -------------
                                              Payroll      Operating     Operating   Operating  Debit Card
     Bank Name                                Citizens      Citizens       Fleet       Fleet     Citizens
     Account #                              110315-944-2  1103-159-450   9429117763   50010879  1103159469
     Beginning Book Balance                      3773.43    1283226.64    144250.44          0     7882.91
     Plus: Deposits                            623978.08    4688002.79   4430104.21          0           0
     Less: Disbursements                      -623614.59   -4379462.08                       0    -1573.50
     Other: Transfers In/Out                           0    -506580.87  -4200096.10          0      -38.50
                                            ------------  ------------  -----------   --------  ----------

     Ending Book Balance                         4136.92    1085186.48    374258.55          0     6270.91

     3. Bank Accounts-continued
        -----------------------

                                             Savings              Checking             Payroll                       TOTALS
     Bank Name                              Citizens              Keybank              Fleet
     Account #                            1103159507          19968100261        005119-1739
     Beginning Book Balance               2500000.00                    0                  0                      3,939,133.42
     Plus: Deposits                                                                        0                      9,742,085.08
     Less: Disbursements                                                0                  0                     -5,004,650.17
     Other: Transfers In/Out               506580.87                    0                  0                     -4,200,134.60
                                          ----------          -----------        -----------                     -------------

     Ending Book Balance                  3006580.87                    0                  0                      4,476,433.73

                                                                   ATTACHMENT 1
                                                                      Page 4

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: November, 2001


4.    Post-petition Payments:     List any post-petition payments to
      ----------------------      professionals and payments on post-petition
                                  debts in the schedule below (attach separate sheet if necessary).


              Payments To/On      Amount          Date         Check #
      Professionals (attorneys,
      accountants, etc.)
      Argus Management            2166.72        10/31/01    Wire Transfer
      Argus Management            3202.72        11/07/01    Wire Transfer
      Argus Management            3454.24        11/15/01    Wire Transfer
      Argus Management            3374.05        11/21/01    Wire Transfer
      Argus Management            3555.16        11/28/01    Wire Transfer
      Loeb Partners              25000.00        11/16/01        #3243
      Pre-petition debts:          None

                                                                   ATTACHMENT 1
                                                                      Page 5

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: November, 2001


       Type                Carrier Name                                 Coverage                        Expiration

                                                              Amount         Policy #                Premium Coverage
                                                             -------         --------                ----------------
Liability            Royal & Sun Alliance                   44,010,000    #PLA 3793390004            12/31/00-12/31/01
Flood Ins            National Flood Ins. Program             1,000,000      #3000 240294             03/07/01-03/07/02
Property             American & Foreign Ins. Co.            15,115,000   #A IB 009515 000Y           12/31/00-12/31/01
Property             Affiliated FM Ins Co                   89,112,103        #AL 100                12/31/00-12/31/01
Auto                 Royal & Sun Alliance                    3,038,000      #AMHX 18469              12/31/00-12/31/01
Liability            American & Foreign Ins. Co              7,110,000   #A ST-112753 0004           12/31/00-12/31/01
D&O                  Chubb Group                             7,500,000       #81303380               07/19/01-12/31/01
Workers Comp         Fidelity & Deposit (Fid. Bond)          2,800,000    #LPM 833508503          Bond still in place for
                                                                                                     prev. open claims
Workers Comp         Aim Mutual Ins. Co.                     1,500,000  #WCC5000449-01-2001          11/01/01-12/31/02
Workers Comp         Security Ins Co of Hartford (AL & TX)   1,500,000     #NNE10058500              10/01/01-10/01/02